Exhibit 99.1

ADIENT

PRESS RELEASE
Nov. 7, 2019

Adient reports fourth quarter and full-year 2019 financial results

Earnings and cash flow growth expected in fiscal 2020

- Impacted by one-time, non-cash charges, Q4 GAAP net loss and EPS diluted of $(4)M and $(0.04) respectively; Q4 Adj.-EPS diluted of $0.63
- Q4 Adj.-EBIT and Adj.-EBITDA of $138M and $215M, respectively
- Full-year Adj.-EBITDA of $787M (turnaround actions in the Americas and EMEA drove improved second-half results versus first-half, despite weaker-than-expected market conditions in China)
- Cash and cash equivalents of $924M at Sept. 30, 2019
- Gross debt and net debt totaled $3,738M and $2,814M, respectively, at Sept. 30, 2019

FY 2019 Q4 FINANCIAL RESULTS OVERVIEW

	REVENUE	EBIT	NET INCOME (LOSS) attributable to Adient	EPS DILUTED
AS REPORTED	**$3,921M**	**$102M**	**$(4)M**	**$(0.04)**
vs. Q4 18	-5 %	NM	NM	NM
	ADJ. EBIT	ADJ. EBITDA	ADJ. NET INCOME attributable to Adient	ADJ. EPS DILUTED
AS ADJUSTED	**$138M**	**$215M**	**$59M**	**$0.63**
vs. Q4 18	-7 %	-14 %	-52 %	-52 %

For non-GAAP and adjusted results, see appendix for detail and reconciliation to U.S. GAAP
NM — Not a meaningful comparison

FY 2019 FINANCIAL RESULTS OVERVIEW

	REVENUE	EBIT	NET INCOME (LOSS) attributable to Adient	EPS DILUTED
AS REPORTED	**$16,526M**	**$229M**	**$(491)M**	**$(5.25)**
vs. FY 2018	-5 %	NM	NM	NM
	ADJ. EBIT	ADJ. EBITDA	ADJ. NET INCOME attributable to Adient	ADJ. EPS DILUTED
AS ADJUSTED	**$489M**	**$787M**	**$153M**	**$1.63**
vs. FY 2018	-36 %	-34 %	-71 %	-71 %

For non-GAAP and adjusted results, see appendix for detail and reconciliation to U.S. GAAP
NM — Not a meaningful comparison



POSITIVE MOMENTUM CONTINUES

Adient improved its Adj.-EBITDA for the third consecutive quarter. H2FY19 Adj.-EBITDA for Americas and EMEA together improved $95 million versus H1FY19 as turnaround actions gained traction.


ADNT
LISTED
NYSE
ADIENT

ADIENT ENTERS NEXT PHASE OF TURNAROUND PLAN

After successfully stabilizing the business in FY19, Adient is transitioning to the "improvement" phase of its turnaround; launch management, operational improvement, cost reduction, and commercial discipline are key focus areas expected to drive improvement in FY20.



QUALITY PERFORMANCE RECOGNIZED

Adient's ability to supply its customers with high-quality products was recognized in the Americas with three JD Power awards for seat quality and customer satisfaction, as well as an award from General Motors for the successful launch of the Chevrolet Onix.


Aerospace

OWNERSHIP STAKE IN ADIENT AEROSPACE JV REDUCED

Consistent with Adient's focus on its core business, Adient reduced its ownership stake in Adient Aerospace to 19.99 % from 50.01 %.

"Adient's self-help initiatives are expected to result in improved earnings and cash flow in FY20, continuing the momentum established in the second half of FY19. While the team made solid progress in advancing the turnaround plan in FY19, we recognize and are encouraged by the significant opportunity that lies ahead as we continue to execute the plan."

— Doug Del Grosso, President and Chief Executive Officer

SEGMENT RESULTS (ADJUSTED EBITDA*)

	Americas		EMEA		Asia	
	2019	2018	**2019**	2018	**2019**	2018
	$210M	$302M	**$161M**	$364M	**$513M**	$625M
	Q4 19	Q4 18	**Q4 19**	Q4 18	**Q4 19**	Q4 18
	$64M	$70M	**$47M**	$55M	**$126M**	$146M

Americas: For the quarter, positive business performance (lower ops waste, launch and freight costs) were more than offset by the negative impact of lower volume & mix; turnaround actions implemented in FY19 helped drive a greater than 70 % improvement in Adj.-EBITDA H2FY19 vs. H1FY19.

EMEA: For the quarter, negative business performance (launch inefficiencies, partially offset by lower freight costs and improved net material margin) was the primary factor behind the y-o-y decline; turnaround actions implemented in FY19 helped drive a greater than 60 % improvement in Adj.-EBITDA H2FY19 vs. H1FY19.

Asia: For the quarter, the impact of lower volume and equity income, partially offset by positive business performance, were the primary factors behind the y-o-y decline; the ability to successfully flex headcount and fixed costs through the year helped support margin performance despite weaker than expected industry conditions .

*On an adjusted basis. For complete details and to see reconciliation of non-GAAP measures to their most directly comparable GAAP measures refer to the appendix. Segment Adjusted-EBITDA for Americas, EMEA, and Asia does not contain certain corporate costs that are not allocated back to the operations. Prior period presentation of reportable segments has been recast to conform to current segment reporting structure and adoption of ASU NO. 2017-07.

CASH FLOW & BALANCE SHEET

	Q4 19	Q4 18	**FY 2019**	FY 2018
OPERATING CASH FLOW	**$2M**	$439M	**$308M**	$679M
CAPITAL EXPENDITURES	**$(118)M**	$(132)M	**$(468)M**	$(536)M
FREE CASH FLOW	**$(116)M**	$307M	**$(160)M**	$143M

	9/30/19	9/30/18
CASH & CASH EQUIVALENTS	**$924M**	$687M
TOTAL DEBT	**$3,738M**	$3,430M
NET DEBT	**$2,814M**	$2,743M

For non-GAAP and adjusted results, see appendix for detail and reconciliation to U.S. GAAP

Q4 KEY OPERATING METRICS

		Q4 19	Q4 18	
SALES	CONSOLIDATED	**$3,921M**	$4,145M	The impact of lower volume & mix, and to a lesser extent, FX, drove the 5 % y-o-y decline (down 4 % excl. FX FX)
SALES	UNCONSOLIDATED SEATING AND SS&M	**$1,924M**	$2,222M	A significant reduction in China auto production was the primary driver of the 13 % y-o-y decline (down 11 % excl. FX)
SALES	UNCONSOLIDATED INTERIORS	**$1,895M**	$1,998M	Down 5 % y-o-y (about flat excl FX)
	ADJUSTED EQUITY INCOME*	**$74M**	$89M	Lower volumes in China drove the y-o-y decline; Seating / SS&M ($60M) down 26 % excl. FX; YFAI ($14M) up 135 % excl. FX.
	INTEREST EXPENSE	**$47M**	$35M	In line with company expectations given Adient's debt and cash position
	ADJUSTED EFFECTIVE TAX RATE *	**14.1%**	(26.3) %	Q419 adj. effective tax rate reflects impact of lower y-o-y earnings and geographic composition of earnings

*On an adjusted basis. For complete details and to see reconciliation of non-GAAP measures to their most directly comparable GAAP measures refer to the appendix.

LOOKING FORWARD

Building on the momentum established in H2FY19, Adient's self-help initiatives are expected to drive improved earnings and cash flow in FY20 vs. FY19 despite continued macro pressures. Expectations for full-year FY20 key financial metrics include:

- Consolidated sales of ~$15.6B to $15.8B
- Adj.-EBITDA of ~$820M to $860M
- Equity income (incl. in Adj.-EBITDA) of ~$265M to $275M (includes ~$45M related to YFAI)
- Interest expense of ~$200M
- Cash tax of ~$100M to $110M; effective tax rate in the high 30 % range
- Capital expenditures between ~$465M - $485M
- Free cash flow ~ breakeven

Adient (NYSE: ADNT) is a global leader in automotive seating. With 83,000 employees in 35 countries, Adient operates 220 manufacturing/assembly plants worldwide. We produce and deliver automotive seating for all major OEMs. From complete seating systems to individual components, our expertise spans every step of the automotive seat-making process. Our integrated, in-house skills allow us to take our products from research and design to engineering and manufacturing – and into more than 23 million vehicles every year. For more information on Adient, please visit www.adient.com.

Cautionary Statement Regarding Forward-Looking Statements:

Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient's future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe," "should," "forecast," "project" or "plan" or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient's control, that could cause Adient's actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the ability of Adient to effectively launch new business at forecasted and profitable levels, the ability of Adient to execute its turnaround plan, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, the impact of tax reform legislation through the Tax Cuts and Jobs Act, the ability of Adient to meet debt service requirements, terms of financing, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, the cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient's business is included in the section entitled "Risk Factors" in Adient's Annual Report on Form 10-K for the fiscal year ended September 30, 2018 filed with the SEC on November 29, 2018 and quarterly reports on Form 10-Q filed with the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document.

In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient's businesses. Such projections reflect various assumptions of Adient's management concerning the future performance of Adient's businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon.

Use of Non-GAAP Financial Information:

This document also contains non-GAAP financial information because Adient's management believes it may assist investors in evaluating Adient's on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient's financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. A reconciliation of non-GAAP measures to their closest GAAP equivalent are included in the appendix. Reconciliations of non-GAAP measures related to FY2019 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations.

INVESTOR CONTACT

Mark Oswald
Vice President, Investor Relations
+1 734 254 3372
mark.a.oswald@adient.com

MEDIA CONTACT

Mary Kay Dodero
Director of Communications
+1 734 254 7704
mary.kay.dodero@adient.com

Appendix Page 1 Adient plc Condensed Consolidated Statements of Income (Unaudited) Three Months Ended Twelve Months Ended September 30, September 30, (in millions, except per share data) 2019 2018 (1) 2019 2018 (1) Net sales $ 3,921 $ 4,145 $ 16,526 $ 17,439 Cost of sales 3,708 3,969 15,725 16,535 Gross profit 213 176 801 904 Selling, general and administrative expenses 160 155 671 730 Restructuring and impairment costs 17 809 176 1,181 Equity income (loss) 66 (281) 275 (13) Earnings (loss) before interest and income taxes 102 (1,069) 229 (1,020) Net financing charges 47 35 182 144 Other pension expense (income) 42 (25) 45 (43) Income (loss) before income taxes 13 (1,079) 2 (1,121) Income tax provision (benefit) (2) 256 410 480 Net income (loss) 15 (1,335) (408) (1,601) Income attributable to noncontrolling interests 19 20 83 84 Net income (loss) attributable to Adient $ (4) $ (1,355) $ (491) $ (1,685) Diluted earnings (loss) per share $(0.04) $(14.51) $(5.25) $(18.06) Shares outstanding at period end 93.6 93.4 93.6 93.4 Diluted weighted average shares 93.6 93.4 93.6 93.3 Refer to the Footnote Addendum for footnote explanations.

Appendix page 2 Adient plc Condensed Consolidated Statements of Financial Position (Unaudited) September 30, (in millions) 2019 2018 Assets Cash and cash equivalents $924 $687 Accounts receivable—net 1,905 2,091 Inventories 793 824 Other current assets 494 707 Current assets 4,116 4,309 Property, plant and equipment—net 1,671 1,683 Goodwill 2,150 2,182 Other intangible assets—net 405 460 Investments in partially-owned affiliates 1,399 1,407 Assets held for sale — 37 Other noncurrent assets 601 864 Total assets $10,342 $10,942 Liabilities and Shareholders’ Equity Short-term debt $30 $8 Accounts payable and accrued expenses 3,073 3,432 Other current liabilities 732 752 Current liabilities 3,835 4,192 Long-term debt 3,708 3,422 Other noncurrent liabilities 559 564 Redeemable noncontrolling interests 51 47 Shareholders’ equity attributable to Adient 1,848 2,392 Noncontrolling interests 341 325 Total liabilities and shareholders’ equity $10,342 $10,942

APPENDIX PAGE 3 Adient plc Condensed Consolidated Statements of Cash Flows (Unaudited) Three Months Ended Twelve Months Ended September 30, September 30, (in millions) 2019 2018 2019 2018 Operating Activities Net income (loss) attributable to Adient $(4) $(1,355) $(491) $(1,685) Income attributable to noncontrolling interests 19 20 83 84 Net income (loss) 15 (1,335) (408) (1,601) Adjustments to reconcile net income (loss) to cash provided (used) by operating activities: Depreciation 73 100 278 400 Amortization of intangibles 9 11 40 47 Pension and postretirement benefit expense (benefit) 44 (22) 53 (36) Pension and postretirement contributions, net (2) 3 (19) 11 Equity in earnings of partially-owned affiliates, net of dividends received (44) (65) (55) (55) Impairment of nonconsolidated partially owned affiliate — 358 — 358 Deferred income taxes (16) 102 288 344 Non-cash restructuring and impairment charges 12 783 78 1,134 Equity-based compensation 4 20 47 Other 5 4 23 11 Changes in assets and liabilities: Receivables (88) 130 131 73 Inventories (31) (52) 8 (106) Other assets 58 96 163 46 Restructuring reserves (18) (27) (108) (135) Accounts payable and accrued liabilities (19) 189 (204) 143 Accrued income taxes — 160 20 (2) Cash provided (used) by operating activities 2 439 308 679 Investing Activities Capital expenditures (118) (132) (468) (536) Sale of property, plant and equipment 3 48 68 53 Settlement of cross-currency interest rate swaps 10 — 10 — Changes in long-term investments — — 3 (4) Loans to affiliates — 11 — — Other — — 4 — Cash provided (used) by investing activities (105) (73) (383) (487) Financing Activities Increase (decrease) in short-term debt 16 (8) 17 (31) Increase (decrease) in long-term debt — — 1,600 — Repayment of long-term debt (2) — (1,204) (2) Debt financing costs (2) — (47) — Cash dividends — (26) (26) (103) Dividends paid to noncontrolling interests (9) (17) (62) (74) Formation of consolidated joint venture — — 28 — Other — — (3) (3) Cash provided (used) by financing activities 3 (51) 303 (213) Effect of exchange rate changes on cash and cash equivalents (1) (6) 9 (1) Increase (decrease) in cash and cash equivalents $(101) $309 $237 $(22)

Appendix Page 4 Footnotes 1. Segment Results During the second quarter of fiscal 2019, Adient realigned its organizational structure to manage its business primarily on a geographic basis, resulting in a change to reportable segments. Segment information for all periods presented are aligned to this change in organizational structure and an updated definition of corporate-related costs. Pursuant to this change, Adient operates in the following three reportable segments for financial reporting purposes: 1) Americas, which is inclusive of North America and South America; 2) Europe, Middle East, and Africa (“EMEA”) and 3) Asia Pacific/China (“Asia”). Adient evaluates the performance of its reportable segments using an adjusted EBITDA metric defined as income before income taxes and noncontrolling interests, excluding net financing charges, qualified restructuring and impairment costs, restructuring related-costs, incremental “Becoming Adient” costs, separation costs, net mark-to-market adjustments on pension and postretirement plans, transaction gains/losses, purchase accounting amortization, depreciation, stock-based compensation and other non-recurring items (“Adjusted EBITDA”). Also, certain corporate-related costs are not allocated to the segments. The reportable segments are consistent with how management views the markets served by Adient and reflect the financial information that is reviewed by its chief operating decision maker. Adient has three reportable segments for financial reporting purposes: Financial information relating to Adient’s reportable segments is as follows: Three Months Ended    Twelve Months Ended September 30, September 30, (in millions)     2019 2018 2019 2018 Net Sales     Americas    $1,925 $1,991 $7,785 $7,664 EMEA     1,505 1,582 6,675 7,436 Asia     558 649 2,337 2,659 Eliminations     (67) (77) (271) (320) Total net sales    $3,921 $4,145 $16,526 $17,439

Appendix
Page 5

(in millions)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018 [1]	Twelve Months Ended September 30, 2019	Twelve Months Ended September 30, 2018 [1]
Adjusted EBITDA				
Americas	$ 64	$ 70	$ 210	$ 302
EMEA	47	55	161	364
Asia	126	146	513	625
Corporate-related costs [2]	(22)	(21)	(97)	(95)
Becoming Adient costs [3]	—	(12)	—	(62)
Restructuring and impairment costs [4]	(17)	(809)	(176)	(1,181)
Purchase accounting amortization [5]	(12)	(17)	(44)	(69)
Restructuring related charges [6]	(4)	(18)	(31)	(61)
Impairment of nonconsolidated partially owned affiliate	—	(358)	—	(358)
Stock based compensation [7]	(4)	(3)	(20)	(37)
Depreciation [8]	(73)	(99)	(278)	(393)
Other items [9]	(3)	(3)	(9)	(55)
Earnings (loss) before interest and income taxes	102	(1,069)	229	(1,020)
Net financing charges	(47)	(35)	(182)	(144)
Other pension income (expense)	(42)	25	(45)	43
Income (loss) before income taxes	$ 13	$ (1,079)	$ 2	$ (1,121)

Refer to the Footnote Addendum for footnote explanations.

2. Earnings Per Share

The following table reconciles the numerators and denominators used to calculate basic and diluted earnings (loss) per share:

(in millions, except per share data)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Twelve Months Ended September 30, 2019	Twelve Months Ended September 30, 2018
Income available to shareholders				
Net income (loss) attributable to Adient	$ (4)	$ (1,355)	$ (491)	$ (1,685)
Weighted average shares outstanding				
Basic weighted average shares outstanding	93.6	93.4	93.6	93.3
Effect of dilutive securities:				
Stock options, unvested restricted stock and unvested performance share awards	—	—	—	—
Diluted weighted average shares outstanding	93.6	93.4	93.6	93.3

appendix page 6 3. Non-GAAP Measures Adjusted EBIT, Adjusted EBIT margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income attributable to Adient, Adjusted effective tax rate, Adjusted earnings per share, Adjusted equity income, Adjusted free cash flow, Net debt and Net leverage as well as other measures presented on an adjusted basis are not recognized terms under U.S. GAAP and do not purport to be alternatives to the most comparable U.S. GAAP amounts. Since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies. Management uses the identified non-GAAP measures to evaluate the operating performance of the Company and its business segments and to forecast future periods. Management believes these non-GAAP measures assist investors and other interested parties in evaluating Adient’s on-going operations and provide important supplemental information to management and investors regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. Reconciliations of non-GAAP measures to their closest U.S. GAAP equivalent are presented below. Reconciliations of non-GAAP measures related to guidance for any future period have not been provided due to the unreasonable efforts it would take to provide such reconciliations. • Adjusted EBIT is defined as income before income taxes and noncontrolling interests excluding net financing charges, restructuring, impairment and related costs, purchase accounting amortization, transaction gains/losses, expenses associated with becoming an independent company, other significant non-recurring items, and net mark-to-market adjustments on pension and postretirement plans. Adjusted EBIT margin is adjusted EBIT as a percentage of net sales. • Adjusted EBITDA is defined as adjusted EBIT excluding depreciation and stock based compensation. Certain corporate-related costs are not allocated to the business segments in determining Adjusted EBITDA. Adjusted EBITDA margin is adjusted EBITDA as a percentage of net sales. • Adjusted net income attributable to Adient is defined as net income attributable to Adient excluding restructuring, impairment and related costs, purchase accounting amortization, transaction gains/losses, expenses associated with becoming an independent company, other significant non-recurring items, net mark-to-market adjustments on pension and postretirement plans, the tax impact of these items and other discrete tax charges/benefits. • Adjusted effective tax rate is defined as adjusted income tax provision as a percentage of adjusted income before income taxes. • Adjusted earnings per share is defined as Adjusted net income attributable to Adient divided by diluted weighted average shares. • Adjusted equity income is defined as equity income excluding amortization of Adient’s intangible assets related to its non-consolidated joint ventures and other unusual or one-time items impacting equity income. • Free cash flow is defined as cash from operating activities less capital expenditures. • Adjusted free cash flow is defined as free cash flow adjusted for cash transferred from the former Parent post separation. • Net debt is calculated as gross debt less cash and cash equivalents. • Net leverage is calculated as net debt divided by the last twelve months of adjusted EBITDA.

Appendix
Page 7

Summarized Income Statement Information

(Refer to the Footnote Addendum for footnote explanations and details of reconciling items between GAAP results and Adjusted results)

	Three Months Ended September 30,					
	2019			2018		
(in millions, except per share data)	GAAP Results	Adj.	Adjusted Results	GAAP Results [1]	Adj.	Adjusted Results
Net sales	$ 3,921	$ —	$ 3,921	$ 4,145	$ —	$ 4,145
Cost of sales [10]	3,708	(4)	3,704	3,969	(25)	3,944
Gross profit	213	4	217	176	25	201
Selling, general and administrative expenses [11]	160	(7)	153	155	(13)	142
Restructuring and impairment costs [4]	17	(17)	—	809	(809)	—
Equity income (loss) [12]	66	8	74	(281)	370	89
Earnings (loss) before interest and income taxes (EBIT)	102	36	138	(1,069)	1,217	148
Memo accounts:						
Depreciation			73			99
Stock based compensation costs			4			3
Adjusted EBITDA			$ 215			$ 250
Net financing charges	47	—	47	35	—	35
Other pension expense (income) [13]	42	(43)	(1)	(25)	24	(1)
Income (loss) before income taxes	13	79	92	(1,079)	1,193	114
Income tax provision (benefit) [14]	(2)	15	13	256	(286)	(30)
Net income (loss) attributable to Adient	(4)	63	59	(1,355)	1,477	122
Diluted earnings (loss) per share	(0.04)	0.67	0.63	(14.51)	15.81	1.30
Diluted weighted average shares	93.6	0.5	94.1	93.4	0.3	93.7

Appendix
Page 8

Summarized Income Statement Information

(Refer to the Footnote Addendum for footnote explanations and details of reconciling items between GAAP results and Adjusted results)

	Twelve Months Ended September 30,					
	2019			2018		
(in millions, except per share data)	GAAP Results	Adj.	Adjusted Results	GAAP Results [1]	Adj.	Adjusted Results
Net sales	$ 16,526	$ —	$ 16,526	$ 17,439	$ —	$ 17,439
Cost of sales [10]	15,725	(33)	15,692	16,535	(128)	16,407
Gross profit	801	33	834	904	128	1,032
Selling, general and administrative expenses [11]	671	(40)	631	730	(79)	651
Restructuring and impairment costs [4]	176	(176)	—	1,181	(1,181)	—
Equity income (loss) [12]	275	11	286	(13)	398	385
Earnings (loss) before interest and income taxes (EBIT)	229	260	489	(1,020)	1,786	766
Memo accounts:						
Depreciation			278			393
Stock based compensation costs			20			37
Adjusted EBITDA			$ 787			$ 1,196
Net financing charges [15]	182	(13)	169	144	—	144
Other pension expense (income) [13]	45	(49)	(4)	(43)	39	(4)
Income (loss) before income taxes	2	322	324	(1,121)	1,747	626
Income tax provision (benefit) [14]	410	(325)	85	480	(472)	8
Net income (loss) attributable to Adient	(491)	644	153	(1,685)	2,212	527
Diluted earnings (loss) per share	(5.25)	6.88	1.63	(18.06)	23.68	5.62
Diluted weighted average shares	93.6	0.3	93.9	93.3	0.4	93.7

Appendix
Page 9

Segment Performance:

	Three months ended December 31, 2018				
	Americas	EMEA	Asia	Corporate/ Eliminations	Consolidated
Net sales	$ 1,935	$ 1,640	$ 650	$ (67)	$ 4,158
Adjusted EBITDA	$ 43	$ 2	$ 154	$ (23)	$ 176
Adjusted EBITDA margin	2.2 %	0.1 %	23.7 %	N/A	4.2 %

	Three months ended March 31, 2019				
	Americas	EMEA	Asia	Corporate/ Eliminations	Consolidated
Net sales	$ 1,915	$ 1,778	$ 599	$ (64)	$ 4,228
Adjusted EBITDA	$ 34	$ 59	$ 123	$ (25)	$ 191
Adjusted EBITDA margin	1.8 %	3.3 %	20.5 %	N/A	4.5 %

	Three months ended June 30, 2019				
	Americas	EMEA	Asia	Corporate/ Eliminations	Consolidated
Net sales	$ 2,010	$ 1,752	$ 530	$ (73)	$ 4,219
Adjusted EBITDA	$ 69	$ 53	$ 110	$ (27)	$ 205
Adjusted EBITDA margin	3.4 %	3.0 %	20.8 %	N/A	4.9 %

	Three months ended September 30, 2019				
	Americas	EMEA	Asia	Corporate/ Eliminations	Consolidated
Net sales	$ 1,925	$ 1,505	$ 558	$ (67)	$ 3,921
Adjusted EBITDA	$ 64	$ 47	$ 126	$ (22)	$ 215
Adjusted EBITDA margin	3.3 %	3.1 %	22.6 %	N/A	5.5 %

	Twelve months ended September 30, 2019				
	Americas	EMEA	Asia	Corporate/ Eliminations	Consolidated
Net sales	$ 7,785	$ 6,675	$ 2,337	$ (271)	$ 16,526
Adjusted EBITDA	$ 210	$ 161	$ 513	$ (97)	$ 787
Adjusted EBITDA margin	2.7 %	2.4 %	22.0 %	N/A	4.8 %

Appendix page 10 Three months ended December 31, 2017 Corporate/ Americas EMEA Asia Eliminations Consolidated Net sales $1,786 $1,853 $648 $(83) $4,204 Adjusted EBITDA $35 $82 $176 $(27) $266 Adjusted EBITDA margin 2.0% 4.4% 27.2 % N/A 6.3 % Three months ended March 31, 2018 Americas EMEA Asia Corporate/ Consolidated Net sales $1,941 $2,056 $690 $(91) $4,596 Adjusted EBITDA $98 $130 $157 $(23) $362 Adjusted EBITDA margin 5.0% 6.3% 22.8 % N/A 7.9 % Three months ended June 30, 2018 Americas EMEA Asia Corporate/ Consolidated Net sales $1,946 $1,945 $672 $(69) $4,494 Adjusted EBITDA $99 $97 $146 $(24) $318 Adjusted EBITDA margin 5.1% 5.0% 21.7 % N/A 7.1 % Three months ended September 30, 2018 Americas EMEA Asia Corporate/ Consolidated Net sales $1,991 $1,582 $649 $(77) $4,145 Adjusted EBITDA $70 $55 $146 $(21) $250 Adjusted EBITDA margin 3.5% 3.5% 22.5 % N/A 6.0 % Twelve months ended September 30, 2018 Americas EMEA Asia Corporate/ Consolidated Net sales $7,664 $7,436 $2,659 $(320) $17,439 Adjusted EBITDA $302 $364 $625 $(95) $1,196 Adjusted EBITDA margin 3.9% 4.9% 23.5 % N/A 6.9%

Appendix
Page 11

The following table reconciles income (loss) before income taxes to adjusted income before income taxes and presents the related effective tax rate and adjusted effective tax rate:

	Three Months Ended September 30,					
	2019			2018		
(in millions, except effective tax rate)	Income (loss) before income taxes	Tax impact	Effective tax rate	Income (loss) before income taxes	Tax impact	Effective tax rate
As reported	$ 13	(2)	*	$ (1,079)	256	(23.7)%
Adjustments	79	15	19.0%	1,193	(286)	(24.0)%
As adjusted	$ 92	$ 13	14.1%	$ 114	$ (30)	(26.3)%

* Measure not meaningful.

	Twelve Months Ended September 30,					
	2019			2018		
(in millions, except effective tax rate)	Income (loss) before income taxes	Tax impact	Effective tax rate	Income (loss) before income taxes	Tax impact	Effective tax rate
As reported	$ 2	$ 410	*	$ (1,121)	$ 480	(42.8)%
Adjustments	322	(325)	*	1,747	(472)	(27.0)%
As adjusted	$ 324	$ 85	26.2%	$ 626	$ 8	1.3%

* Measure not meaningful.

The following table reconciles net income (loss) attributable to Adient to adjusted net income (loss) attributable to Adient:

	Three Months Ended September 30,		Twelve Months Ended September 30,	
(in millions)	2019	2018	2019	2018
Net income (loss) attributable to Adient	$ (4)	$ (1,355)	$ (491)	$ (1,685)
Becoming Adient	—	12	—	62
Restructuring and impairment costs	17	809	176	1,181
Purchase accounting amortization	12	17	44	69
Restructuring related charges	4	18	31	61
Termination of benefit plan	—	—	—	(15)
Pension mark-to-market	43	(24)	49	(24)
Impairment of YFAI investment	—	358	—	358
Deferred financing fee charge	—	—	13	—
Other items	3	3	9	55
Impact of adjustments on noncontrolling interests [16]	(1)	(2)	(3)	(7)
Tax impact of above adjustments and other tax items [14]	(15)	286	325	472
Adjusted net income attributable to Adient	$ 59	$ 122	$ 153	$ 527

Refer to the Footnote Addendum for footnote explanations

Appendix Page 12 the following table reconciles diluted earnings (loss) per share as reported to adjusted diluted earnings per share: Three Months Ended Twelve Months Ended September 30, September 30, 2019 2018 2019 2018 Diluted earnings (loss) per share as reported $ (0.04) $(14.51) $(5.25) $(18.06) Becoming Adient — 0.13 — 0.67 Restructuring and impairment costs 0.18 8.64 1.87 12.61 Purchase accounting amortization 0.13 0.19 0.47 0.75 Restructuring related charges 0.04 0.20 0.33 0.66 Termination of benefit plan — — — (0.16) Pension mark-to-market 0.46 (0.25) 0.52 (0.25) Impairment of YFAI investment — 3.83 — 3.83 Deferred financing fee charge — — 0.14 — Other items 0.03 0.03 0.11 0.59 Impact of adjustments on noncontrolling interests (0.01) (0.02) (0.03) (0.07) Tax impact of above adjustments and other tax items (0.16) 3.06 3.47 5.05 Adjusted diluted earnings per share $0.63 $1.30 $1.63 $5.62 The following table presents calculations of net debt: September 30, (in millions, except net leverage) 2019 2018 Cash $924 $687 Total debt 3,738 3,430 Net debt $2,814 $2,743 The following table reconciles cash from operating activities to free cash flow: Three Months Ended Twelve Months Ended September 30, September 30, (in millions) 2019 2018 2019 2018 Operating cash flow $2 $439 $308 $679 Capital expenditures (118) (132) (468) (536) Free cash flow $(116) $307 $(160) $143

Appendix Page 13 The following table reconciles adjusted EBITDA to Free cash flow: FY19 FY18 (in millions) Q4FY19 YTD Q4FY18 YTD Adjusted EBITDA $215 $787 $250 $1,196 (+/-) Net equity in earnings (53) (68) (77) (96) (-) Restructuring (cash) (19) (132) (35) (174) (-) Becoming Adient Costs — — (12) (50) (+/-) Net Customer Tooling 30 73 51 31 (+/-) Past Due Receivables (14) (1) 20 18 (+/-) Trade Working Capital (Net AR/AP + Inventory) (75) (175) 307 174 (+/-) Accrued Compensation (31) 17 (16) (135) (-) Interest paid (55) (137) (56) (143) (+/-) Tax refund/taxes paid (14) (102) 5 (139) (+/-) Other 18 46 2 (3) Operating cash flow 2 308 439 679 Capital expenditures (118) (468) (132) (536) Free cash flow $(116) $(160) $307 $143

Appendix Page 14 4. Revisions to Previously Reported Amounts On October 1, 2018, Adient adopted ASU No. 2017-07, Compensation-Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. ASU 2017-07 requires the service cost component of the net periodic costs for pension and postretirement plans to be presented in the same line item in the statement of income as other employee-related compensation costs. The non-service related costs are now required to be presented separately from the service cost component and outside of operating income/EBIT. This presentation change to the income statement has been reflected on a retrospective basis and had no effect on income (loss) before income taxes. For the three and twelve months ended September 30, 2018, this change resulted in a $3 million and $7 million increase to cost of sales, a $3 million and $7 million decrease to gross profit, a $22 million and $36 million increase to selling, general and administrative expenses, a $25 million and $43 million decrease to earnings (loss) before interest and income taxes, and a $25 million and $43 million increase to other pension expense (income) line items in the condensed consolidated statements of income, respectively. As a result of presenting certain pension costs as non-operating items, consolidated adjusted EBITDA decreased by $1 million and $4 million for the three and twelve months ended September 30, 2018, respectively.

Appendix
Page 15

Footnote Addendum

(1) The presentation of certain amounts have been revised from what was previously reported to retrospectively adopt Accounting Standard Update (ASU) 2017-07, "Compensation-Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost." See Note 4, "Revisions to Previously Reported Amounts", for more information.

(2) Corporate-related costs not allocated to the segments include executive office, communications, corporate development, legal and finance.

(3) Becoming Adient costs reflect incremental expenses associated with becoming an independent company.

(4) Reflects qualified restructuring charges for costs that are directly attributable to restructuring activities and meet the definition of restructuring under ASC 420 and one-time asset impairments, as follows:

	Three Months Ended September 30,		Twelve Months Ended September 30,	
(in millions)	**2019**	**2018**	**2019**	**2018**
Restructuring charges	$ 5	$ 25	$ 92	$ 46
Long-lived asset impairment - SS&M	—	787	66	787
Held for sale asset adjustments*	12	(3)	18	49
Goodwill impairment	—	—	—	299
	$ 17	$ 809	$ 176	$ 1,181

* Relates primarily to the India Tech Center for the three months ended September 30, 2019 and the Detroit properties and airplanes for fiscal year 2018.

(5) Reflects amortization of intangible assets including those related to partially owned affiliates recorded within equity income.

(6) Reflects non-qualified restructuring charges for costs that are directly attributable to restructuring activities, but do not meet the definition of restructuring under ASC 420 along with restructuring costs at partially owned affiliates recorded within equity income.

(7) Stock based compensation excludes $1 million and $10 million for the three and twelve months ended September 30, 2018, respectively, which are included in Becoming Adient costs.

(8) Depreciation excludes $1 million and $7 million for the three and twelve months ended September 30, 2018, respectively, which are included in restructuring related charges.

(9) Other items include:

	Three Months Ended September 30,		Twelve Months Ended September 30,	
(in millions)	**2019**	**2018**	**2019**	**2018**
Futuris integration	$ 1	$ 3	$ 4	$ 22
Transaction costs	—	—	3	—
Tax adjustments at YFAI	2	—	2	8
Prior period adjustments	—	—	—	8
SS&M non-recurring consulting fees	—	—	—	11
Other	—	—	—	6
	$ 3	$ 3	$ 9	$ 55

Appendix
Page 16

(10) The adjustments to cost of sales include:

(in millions)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Twelve Months Ended September 30, 2019	Twelve Months Ended September 30, 2018
Purchase accounting amortization	$ 2	$ 1	$ 5	$ 1
Restructuring related charges	1	12	24	51
Futuris integration	1	3	4	18
Becoming Adient	—	9	—	46
Prior period adjustments	—	—	—	8
Other	—	—	—	4
	$ 4	$ 25	$ 33	$ 128

(11) The adjustments to selling, general and administrative costs include:

(in millions)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Twelve Months Ended September 30, 2019	Twelve Months Ended September 30, 2018
Purchase accounting amortization	$ 7	$ 10	$ 35	$ 46
Becoming Adient	—	3	—	16
Restructuring related charges	—	—	2	—
Transaction costs	—	—	3	—
Futuris integration	—	—	—	4
SS&M non-recurring consulting fees	—	—	—	11
Other	—	—	—	2
	$ 7	$ 13	$ 40	$ 79

(12) The adjustments to equity income include:

(in millions)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Twelve Months Ended September 30, 2019	Twelve Months Ended September 30, 2018
Purchase accounting amortization	3	6	4	22
Restructuring related charges	3	6	5	10
Impairment of YFAI investment	—	358	—	358
Tax adjustments at YFAI	2	—	2	8
	$ 8	$ 370	$ 11	$ 398

(13) The adjustments to other pension expense (income) include:

(in millions)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Twelve Months Ended September 30, 2019	Twelve Months Ended September 30, 2018
Mark-to-market adjustments	$ 43	$ (24)	$ 49	$ (24)
One-time settlement gain from plan termination	—	—	—	(15)
	$ 43	$ (24)	$ 49	$ (39)

Appendix Page 17 (14) The adjustments to income tax provision (benefit) include: Three Months Ended Twelve Months Ended September 30, September 30, (in millions) 2019 2018 2019 2018 Tax rate change $8 $— $5 $(15) Valuation allowances 3 (439) (297) (439) Increase to the effective tax rate resulting from valuation allowances — — (50) 8 U.S. tax reform — 48 — (210) SS&M long-lived asset impairment — 69 4 69 SS&M goodwill impairment — — — 20 Impairment of YFAI investment — 36 — 36 Other reconciling items 4 — 13 59 $ 15 $(286) $(325) $(472) (15) During the three months ended June 30, 2019, Adient refinanced its debt arrangements and correspondingly recorded a $13 million one-time charge for deferred finance fees associated with the previous arrangements. (16) Reflects the impact of adjustments, primarily purchase accounting amortization and changes in income tax rates, on noncontrolling interests.